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EXHIBIT 99.1      PRESS RELEASE








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PRESS RELEASE

FOR IMMEDIATE RELEASE

CONTACT:

JOANN HALTERMAN
Public Relations
Tel: (219) 365-4344



                        SECURITY FINANCIAL BANCORP, INC.
                        --------------------------------
                        ANNOUNCES DATE OF ANNUAL MEETING
                        --------------------------------

     St. John, Indiana -- July 7, 2000. Security Financial Bancorp, Inc. (Nasdaq-SFBI), announced today that the corporation's annual meeting of stockholders will be held on Thursday, October 19, 2000.

     Security Financial Bancorp, Inc. is the holding company for Security Federal Bank & Trust headquartered in St. John, Indiana.